UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 21, 2012

Denmark Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	0-21554	39-1472124
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

103 East Main Street

PO Box 130

Denmark, WI 54208-0130

(Address of principal executive offices)(Zip Code)

920-863-2161

Registrant's telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws

On February 21, 2012, the Board of Directors of Denmark Bancshares, Inc. ("DBI") approved a Third Amended and Restated Bylaws (the "Restated Bylaws").

The following is a summary of the amendments incorporated into the Restated Bylaws. The descriptions below are summary in nature, not complete and qualified in their entirety by reference to the Restated Bylaws attached hereto and incorporated herein by reference.

Amendments to sections of Article II - Shareholders include the following:

Section 2.01.  Amended to state that DBI's annual shareholder meeting is to be held in April and clarify how directors are to be elected if they are not elected at an annual meeting.

Section 2.06.  New provision that states the type of information that must be provided to shareholders in any notice of a shareholder meeting being held to consider certain "fundamental transactions" (e.g. merger, amendment to Articles, dissolution, etc.).

Section 2.08.  Amended to clarify that DBI's records are controlling with regard to determining which shareholders have the right to inspect the shareholder list or to vote.

Section 2.11. New provision clarifying when a proxy may become irrevocable.

Amendments to sections of Article III - Board of Directors include the following:

Section 3.01.  Amended to provide the Board with flexibility to change the number of directors in the future between three and twelve, and provides that the classes of directors be divided into classes as nearly equal in number of directors as possible.

Section 3.02. Adds language clarifying the tenure of directors.

Section 3.05. Update the methods by which notice of meeting can be given, and clarifies when notice will be deemed given.

Amendments to sections of Article IV - Officers include the following:

Section 4.02.  Changes the tenure of officers, to serve until their successor is appointed, or they otherwise die, resign, or are removed.

Section 4.03. Clarifies that any removal of an officer is subject to remedies contained in any employment agreement between the officer and DBI or as otherwise provided by law.

Other amendments include:

Article V Contracts, Loans, Checks and Deposits; Special Corporate Acts Section 5.01.  Amended to eliminate the need for two (2) signatures on deeds, mortgages and instruments of assignment or pledge made by DBI.

Article IX Amendments Section 9.01.  Amended to clarify how the Bylaws can be amended.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

3.2	Amended Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Denmark Bancshares, Inc.
Date: February 27, 2012	/s/ Dennis J. Heim
Dennis J. Heim
Vice President and Treasurer, CFO
Principal Financial and
Accounting Officer

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